UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2011
Biogen Idec Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification No.)

133 Boston Post Road, Weston, Massachusetts (Address of principal executive offices)	02493 (Zip Code)
Registrant’s telephone number, including area code (781) 464-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On September 29, 2011, we announced that Tony Kingsley, currently Senior Vice President, U.S. Commercial Operations, will succeed Francesco Granata on November 7, 2011 as Executive Vice President, Global Commercial Operations. Dr. Granata will remain at the company until February 29, 2012 to assist in an orderly transition of responsibilities. Following the termination of his employment, the Company will pay Dr. Granata a separation benefit of 21 months of base salary and target bonus in the aggregate amount of $1,692,600.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biogen Idec Inc.
By:	/s/ Robert A. Licht
Robert A. Licht
Senior Vice President

Date: September 29, 2011